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                                                                   EXHIBIT 10.40

                                    AMENDMENT
                                       TO
                               SECURITY AGREEMENT


        This Amendment to the Security Agreement (this "Amendment"), dated as of March 5, 1999, is entered into by and between Coast West, Inc., a Nevada corporation (the "Company"), and Firstar Bank of Minnesota, N.A., as the secured party and successor in interest to American Bank National Association (the "Secured Party").

                               W I T N E S S E T H

        WHEREAS, the Company and the Secured Party entered into that certain Security Agreement dated as of January 30, 1996 (the "Agreement") in connection with that certain Indenture dated as of January 30, 1996 (the "Indenture") by and among Coast Hotels and Casinos, Inc., a Nevada corporation ("Coast Hotels and Casinos"), Coast Resorts, Inc., a Nevada corporation, as guarantor, the Company, as guarantor, and the Secured Party, as trustee, pursuant to which the Coast Hotels and Casinos issued $175,000,000 aggregate principal amount of 13% First Mortgage Notes due 2002 (the "Notes");

        WHEREAS, pursuant to Section 9.02 of the Indenture, the Agreement may be amended with the consent of holders representing not less than a majority in aggregate principal amount of Notes outstanding (the "Requisite Consents");

        WHEREAS, Coast Hotels and Casinos, pursuant to the terms of its Offer to Purchase and Consent Solicitation Statement dated February 19, 1999, has offered to purchase outstanding Notes and solicited consents to amend the Indenture and related security documents (the "Offer") and has received the Requisite Consents; and

        WHEREAS, the parties now desire to amend the Agreement as reflected herein.

        NOW, THEREFORE, BE IT RESOLVED, that in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

        1. The Agreement is hereby amended by deleting therefrom subsections (b), (c), (e), (f), (h), (i) and (k) from Section 5 captioned "Covenants of Debtor."

        2. The Agreement is hereby amended by renumbering the following subsections of Section 5 ("Covenants of Debtor") as follows:

        -----------------------------------------------------------------------------------
        Existing Subsection Number                    New Subsection Number
        -----------------------------------------------------------------------------------
        5(d)                                          5(b)
        -----------------------------------------------------------------------------------



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
        -----------------------------------------------------------------------------------
        Existing Subsection Number                    New Subsection Number
        -----------------------------------------------------------------------------------
        5(g)                                          5(c)
        -----------------------------------------------------------------------------------
        5(j)                                          5(d)
        -----------------------------------------------------------------------------------
        5(l)                                          5(e)
        -----------------------------------------------------------------------------------
        5(m)                                          5(f)
        -----------------------------------------------------------------------------------
        5(n)                                          5(g)
        -----------------------------------------------------------------------------------
        5(o)                                          5(h)
        -----------------------------------------------------------------------------------
        5(p)                                          5(i)
        -----------------------------------------------------------------------------------
        5(q)                                          5(j)
        -----------------------------------------------------------------------------------
        5(r)                                          5(k)
        -----------------------------------------------------------------------------------
        5(s)                                          5(l)
        -----------------------------------------------------------------------------------
        5(t)                                          5(m)
        -----------------------------------------------------------------------------------

        3. This Amendment may be executed in one or more counterparts, all of which will constitute one and the same instrument.

        4. This Amendment shall not become operative until such date that Coast Hotels and Casinos accepts tendered Notes for purchase pursuant to the terms of the Offer. The date this Agreement becomes operative shall be dominated herein as the "Operative Date."

        5. Except as amended hereby, the Agreement shall continue in full force and effect, and the Agreement and this Amendment shall be read together from and after the Operative Date.



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        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


                                        COAST WEST, INC.



                                        By: /s/ MICHAEL J. GAUGHAN
                                           -------------------------------------
                                        Name: Michael J. Gaughan
                                             -----------------------------------
                                        Title: President
                                              ----------------------------------


                                        FIRSTAR BANK OF MINNESOTA, N.A.


                                        By: /s/ FRANK P. LESLIE III
                                           -------------------------------------
                                        Name: Frank P. Leslie III
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------




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